Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On September 20, 2024, i3 Verticals, LLC (“LLC Seller”), a Delaware limited liability company and subsidiary of i3 Verticals, Inc., a Delaware corporation (the “Company”), i3 Holdings Sub, Inc., a Delaware corporation and wholly-owned subsidiary of LLC Seller (“Corporation Seller,” and collectively with LLC Seller, the “Sellers”), and (solely for the purpose of providing a guaranty of the obligations of Sellers as set forth in the Purchase Agreement (as defined below)) the Company, completed the sale (the “Sale”) of the equity interests of certain direct and indirect wholly-owned subsidiaries of Sellers primarily comprising the Company’s merchant services business, including its associated proprietary technology (the “Merchant Services Business”) pursuant to terms of the Securities Purchase Agreement (the “Purchase Agreement”) dated as of June 26, 2024, by and between LLC Seller, Corporation Seller, the Company, Payroc Buyer, LLC, a Delaware limited liability company (“Buyer”), and (solely for the purpose of providing a guaranty of the obligations of Buyer as set forth in the Purchase Agreement) Payroc WorldAccess, LLC, a Delaware limited liability company. In connection with the Company’s entry into the Purchase Agreement, as previously disclosed, the Merchant Services Business met the criteria for discontinued operations reporting as of June 30, 2024, and the Company no longer presents a merchant services segment.
The unaudited pro forma condensed consolidated financial information presented below consists of an unaudited pro forma condensed consolidated balance sheet as of June 30, 2024 and unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 2024 and for the three years ended September 30, 2023, 2022 and 2021. The unaudited pro forma condensed consolidated financial information presented below has been derived from and is based on the historical annual and interim condensed consolidated financial statements of the Company for each period presented. The unaudited pro forma condensed consolidated financial information presented below should be read in conjunction with, the Company’s financial statements and notes thereto for the three and nine months ended June 30, 2024, included in the Company’s Quarterly Report on Form 10-Q filed on August 9, 2024, as well as the Company’s financial statements and notes thereto for the fiscal year ended September 30, 2023, included in the Company’s Annual Report on Form 10-K filed on November 22, 2023.
The unaudited pro forma condensed consolidated balance sheet as of June 30, 2024 has been prepared giving effect to the Sale as if it had occurred on June 30, 2024. The unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 2024, and for the three years ended September 30, 2023, 2022 and 2021 have been prepared giving effect to the Sale as if it had occurred on October 1, 2022, and as it relates to the classification of the Merchant Services Business as discontinued operations, October 1, 2020, the beginning of the earliest period presented.
The “Historical” column in the unaudited pro forma condensed consolidated financial statements reflects our historical condensed consolidated financial statements for the periods presented and does not reflect any adjustments related to the Sale.
The “Sale of Merchant Services Business” column in the unaudited pro forma condensed consolidated financial statements reflects the operations, assets, liabilities and equity of the Merchant Services Business.
The unaudited pro forma condensed consolidated financial information has been presented in conformity with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated financial information is based on information currently available and includes certain assumptions and adjustments that management believes are reasonable. The unaudited pro forma financial information has been prepared for illustrative purposes only, and does not purport to show the results that would have occurred had such transactions been completed as of the date and for the periods presented, and may not be useful in predicting the impact of the Sale on the future financial condition and results of operations of the Company due to a variety of factors.

i3 Verticals, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2024

($ in thousands)	Historical	Sale of Merchant Services Business		Transaction Accounting Adjustments		Pro Forma
Assets
Current assets
Cash and cash equivalents	$9,745	$—		$86,904	2(b)	$96,649
Accounts receivable, net	48,655	—		—		48,655
Settlement assets	1,355	—		—		1,355
Prepaid expenses and other current assets	11,279	—		—		11,279
Current assets held for sale	237,002	(237,002)	2(a)	—		—
Total current assets	308,036	(237,002)		86,904		157,938
Property and equipment, net	8,928	—		—		8,928
Restricted cash	2,396	—		—		2,396
Capitalized software, net	56,634	—		—		56,634
Goodwill	269,192	—		—		269,192
Intangible assets, net	154,039	—		—		154,039
Deferred tax asset	50,307	—		—		50,307
Operating lease right-of-use assets	9,564	—		—		9,564
Other assets	2,626	—		3,508	2(b)	6,134
Total assets	$861,722	$(237,002)		$90,412		$715,132

Liabilities and equity
Liabilities
Current liabilities
Accounts payable	$5,955	$—		$—		$5,955
Current portion of long term debt	26,223	—		—		26,223
Accrued expenses and other current liabilities	22,827	—		79,718	2(b)	102,545
Settlement obligations	1,355	—		—		1,355
Deferred revenue	29,497	—		—		29,497
Current portion of operating lease liabilities	3,477	—		—		3,477
Current liabilities held for sale	13,953	(13,953)	2(a)	—		—
Total current liabilities	103,287	(13,953)		79,718		169,052
Long-term debt, less current portion and debt issuance costs, net	347,892	—		(347,892)	2(b)	—
Long-term tax receivable agreement obligations	40,441	—		—		40,441
Operating lease liabilities, less current portion	6,949	—		—		6,949
Other long-term liabilities	17,238	—		—		17,238
Total liabilities	515,807	(13,953)		(268,174)		233,680
Commitments and contingencies (see Note 12)
Stockholders' equity
Preferred stock, par value $0.0001 per share, 10,000,000 shares authorized; 0 shares issued and outstanding as of March 31, 2024	—	—		—		—
Class A common stock, par value $0.0001 per share, 150,000,000 shares authorized; 23,442,698 shares issued and outstanding as of June 30, 2024	2	—		—		2
Class B common stock, par value $0.0001 per share, 40,000,000 shares authorized; 10,032,676 shares issued and outstanding as of June 30, 2024	1	—		—		1
Additional paid-in capital	267,176	—		—		267,176
(Accumulated deficit) retained earnings	(17,513)	(156,201)	2(a), 2(c)	251,117	2(c)	77,403
Total stockholders' equity	249,666	(156,201)		251,117		344,582
Non-controlling interest	96,249	(66,848)	2(a), 2(c)	107,469	2(c)	136,870
Total equity	345,915	(223,049)		358,586		481,452
Total liabilities and equity	$861,722	$(237,002)		$90,412		$715,132

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

i3 Verticals, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended June 30, 2024

($ in thousands except per share amounts)	Historical	Sale of Merchant Services Business	Transaction Accounting Adjustments		Pro Forma
Revenue	$169,059	$—	$—		$169,059

Operating expenses
Other costs of services	13,540	—	—		13,540
Selling, general and administrative	131,548	—	(2,626)	2(d)	128,922
Depreciation and amortization	21,216	—	—		21,216
Change in fair value of contingent consideration	(545)	—	—		(545)
Total operating expenses	165,759	—	(2,626)		163,133

Income from operations	3,300	—	2,626		5,926

Interest expense, net	22,307	—	(20,690)	2(e)	1,617
Other income	(2,150)	—	—		(2,150)
Total other expenses	20,157	—	(20,690)		(533)

(Loss) income before income taxes	(16,857)	—	23,316		6,459

Provision for income taxes	3,507	—	5,829	2(f)	9,336

Net loss from continuing operations	(20,364)	—	17,487		(2,877)

Net loss from continuing operations attributable to non-controlling interest	(3,944)	—	413	2(g)	(3,531)

Net loss (income) from continuing operations attributable to i3 Verticals, Inc.	$(16,420)	$—	$17,074		$654

Net (loss) income per share attributable to Class A common stockholders from continuing operations:
Basic	$(0.70)			2(h)	$0.03
Diluted	$(0.70)			2(h)	$(0.06)
Weighted average shares of Class A common stock outstanding:
Basic	23,339,598			2(h)	23,339,598
Diluted, for continuing operations	23,339,598			2(h)	33,781,826

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

i3 Verticals, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2023

($ in thousands except per share amounts)	Historical	Sale of Merchant Services Business		Transaction Accounting Adjustments		Pro Forma
Revenue	$370,239	$(143,517)	2(i)	$—		$226,722

Operating expenses
Other costs of services	80,552	(65,197)	2(i)	—		15,355
Selling general and administrative	219,736	(42,005)	2(i)	—		177,731
Depreciation and amortization	36,461	(10,023)	2(i)	—		26,438
Change in fair value of contingent consideration	10,781	(14)	2(i)	—		10,767
Total operating expenses	347,530	(117,239)		—		230,291

Income (loss) from operations	22,709	(26,278)		—		(3,569)

Interest expense, net	25,128	—	2(i)	(21,817)	2(e)	3,311
Other income	1,436	(2,660)	2(i)	—		(1,224)
Total other expenses	26,564	(2,660)		(21,817)		2,087

Loss before income taxes	(3,855)	(23,618)		21,817		(5,656)

(Benefit from) provision for income taxes	(1,203)	(2,585)	2(i)	5,454	2(f)	1,666

Net loss from continuing operations	(2,652)	(21,033)		16,363		(7,322)

Net loss from continuing operations attributable to non-controlling interest	(1,841)	(6,367)	2(i)	4,953	2(g)	(3,255)
Net loss from continuing operations attributable to i3 Verticals, Inc.	$(811)	$(14,666)		$11,410		$(4,067)

Net loss per share attributable to Class A common stockholders from continuing operations:
Basic	$(0.04)				2(j)	$(0.18)
Diluted	$(0.07)				2(j)	$(0.20)
Weighted average shares of Class A common stock outstanding:
Basic	23,137,586				2(j)	23,137,586
Diluted	33,246,833				2(j)	33,246,833

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

i3 Verticals, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022

($ in thousands except per share amounts)	Historical	Sale of Merchant Services Business		Transaction Accounting Adjustments		Pro Forma
Revenue	$317,862	$(130,110)	2(i)	$—		$187,752

Operating expenses
Other costs of services	73,367	(60,533)	2(i)	—		12,834
Selling general and administrative	193,790	(37,124)	2(i)	—		156,666
Depreciation and amortization	29,424	(10,094)	2(i)	—		19,330
Change in fair value of contingent consideration	23,725	(1,662)	2(i)	—		22,063
Total operating expenses	320,306	(109,413)		—		210,893

Loss from operations	(2,444)	(20,697)		—		(23,141)

Interest expense, net	14,775	—	2(i)	—		14,775
Other expense	991	—	2(i)	—		991
Total other expenses	15,766	—		—		15,766

Loss before income taxes	(18,210)	(20,697)		—		(38,907)

Provision for income taxes	5,007	(4,855)	2(i)	—		152

Net loss from continuing operations	(23,217)	(15,842)		—		(39,059)

Net loss from continuing operations attributable to non-controlling interest	(6,115)	(4,841)	2(i)	—		(10,956)
Net loss from continuing operations attributable to i3 Verticals, Inc.	$(17,102)	$(11,001)		$—		$(28,103)

Net loss per share attributable to Class A common stockholders from continuing operations:
Basic	$(0.77)				2(j)	$(1.26)
Diluted	$(0.77)				2(j)	$(1.26)
Weighted average shares of Class A common stock outstanding:
Basic	22,249,656				2(j)	22,249,656
Diluted	22,249,656				2(j)	22,249,656

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

i3 Verticals, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2021

($ in thousands except per share amounts)	Historical	Sale of Merchant Services Business		Transaction Accounting Adjustments		Pro Forma
Revenue	$224,124	$(116,558)	2(i)	$—		$107,566

Operating expenses
Other costs of services	57,706	(52,191)	2(i)	—		5,515
Selling general and administrative	134,872	(32,919)	2(i)	—		101,953
Depreciation and amortization	24,418	(11,859)	2(i)	—		12,559
Change in fair value of contingent consideration	7,140	(177)	2(i)	—		6,963
Total operating expenses	224,136	(97,146)		—		126,990

Loss from operations	(12)	(19,412)		—		(19,424)

Interest expense, net	9,799	—	2(i)	—		9,799
Other income	(2,595)	—	2(i)	—		(2,595)
Total other expenses	7,204	—		—		7,204

Loss before income taxes	(7,216)	(19,412)		—		(26,628)

Provision for income taxes	623	(4,336)	2(i)	—		(3,713)

Net loss from continuing operations	(7,839)	(15,076)		—		(22,915)

Net loss from continuing operations attributable to non-controlling interest	(3,382)	(4,781)	2(i)	—		(8,163)
Net loss from continuing operations attributable to i3 Verticals, Inc.	$(4,457)	$(10,295)		$—		$(14,752)

Net loss per share attributable to Class A common stockholders from continuing operations:
Basic	$(0.21)				2(k)	$(0.70)
Diluted	$(0.22)				2(k)	$(0.70)
Weighted average shares of Class A common stock outstanding:
Basic	20,994,598				2(k)	20,994,598
Diluted	31,714,191				2(k)	20,994,598

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

i3 Verticals, Inc.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
($ in thousands)
1.BASIS OF PRESENTATION
The Company’s historical consolidated financial statements have been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the Sale and (2) factually supportable. The pro forma condensed consolidated statements of income do not reflect the estimated gain on the Sale since this will be recognized in discontinued operations.
The unaudited pro forma condensed consolidated financial information is based on information currently available and includes certain assumptions and adjustments that management believes are reasonable. The unaudited pro forma financial information has been prepared for illustrative purposes only, and does not purport to show the results that would have occurred had such transactions been completed as of the date and for the periods presented, and may not be useful in predicting the impact of the Sale on the future financial condition and results of operations of the Company due to a variety of factors.
2.PRO FORMA ADJUSTMENTS
a) Adjustments reflect the disposition of assets and liabilities attributable to the Merchant Services Business, which were included as assets and liabilities held for sale in the Company’s financial statements for the three and nine months ended June 30, 2024, included in the Company’s Quarterly Report on Form 10-Q filed on August 9, 2024.

b) Adjustments reflect the cash purchase price paid upon the closing of the Sale of $438,304 (after giving effect to estimated net working capital, indebtedness and cash purchase price adjustments), and subject to post-closing purchase price adjustments. Of the cash proceeds received at the closing of the Sale, a portion of these proceeds will be utilized to pay down all outstanding principal and interest under the revolver at the closing pursuant to the 2023 Senior Secured Credit Facility, the principal of which was $351,400 as of June 30, 2024. The debt issuance costs of $3,508 related to the revolver pursuant to the 2023 Senior Secured Credit Facility are reclassified as an asset rather than a reduction in the related liability as the previously drawn amounts on the 2023 Senior Secured Credit Facility will be repaid. The remaining proceeds have been allocated to cash and cash equivalents. The remaining proceeds from the Sale are anticipated to be used to pay estimated transaction costs, estimated cash taxes distributions to LLC members for taxes estimated to be $79,718, and/or for general corporate purposes. Additionally, in early 2025, we expect to pay $10,152 for tax liabilities under our Tax Receivable Agreement as a result of the gain from the transaction and utilization of deferred tax assets.

c) Adjustments reflect the estimated net gain of $135,537 from the Sale, net of tax effects. The net gain is comprised of the $438,304 purchase price (after giving effect to estimated net working capital, indebtedness and cash purchase price adjustments), and subject to post-closing purchase price adjustments, less the estimated net carrying value of the Merchant Services business of $223,049, and estimated incremental transaction costs, estimated cash taxes and distributions to LLC members for taxes estimated to be $79,718.

d) Adjustments reflect the costs incurred related to the Sale during the nine months ending June 30, 2024.

e) Adjustment reflects the estimated reduction in interest expense resulting from the repayment of debt described in the balance sheet adjustments.

f) Adjustments reflect the income tax effects of all pro forma adjustments based on an estimated blended federal and state statutory tax rate of 25.00%.

i3 Verticals, Inc.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
($ in thousands)

g) Adjustment reflects the removal of the income (loss) attributable to the non-controlling interest associated with the transaction accounting adjustments.

h) The changes in basic and diluted earnings per share (“EPS”) from continuing operations reflect (i) changes to net income (loss) from continuing operations resulting from the pro forma adjustments herein; and (ii) changes to weighted average diluted shares outstanding due to the inclusion of potentially dilutive securities that were not considered for the historical periods because the impact would have been anti-dilutive in the historical period. These potentially dilutive securities that were included in the pro forma calculation but were excluded from the historical calculation consist of the weighted average shares of Class B common stock along with the reallocation of net income assuming conversion of these shares and estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method.

i) Adjustments reflect the elimination of revenues and expenses attributable to the Merchant Services Business, which were included in the Company’s historical financial statements.

j) The changes in basic and diluted EPS from continuing operations reflect changes to net income (loss) from continuing operations resulting from the pro forma adjustments herein.

k) The changes in basic and diluted EPS from continuing operations reflect (i) changes to net income (loss) from continuing operations resulting from the pro forma adjustments herein; and (ii) changes to weighted average diluted shares outstanding due to the exclusion of potentially dilutive securities in the pro forma calculation that were considered for the historical periods because the impact would have been anti-dilutive to the Company in the pro forma calculation. These potentially dilutive securities that have been excluded from the pro forma calculation but were included in the historical calculation consist of the weighted average shares of Class B common stock along with the reallocation of net income assuming conversion of these shares.